Provisions	6 Months Ended
Jun. 30, 2026
Provisions [abstract]
Provisions
17. Provisions

	June 30, 2026	December 31, 2025
	$	$
Provision for withholding tax	3,438,235	3,438,235
Provision for other taxes	118,721	234,641
Total provisions	3,556,956	3,672,876
Provision for withholding tax

In 2020, Kabanga Nickel Company Limited ("KNCL"), a subsidiary of Lifezone, filed a tax appeal with the Tax Revenue Appeals Tribunal, contesting a withholding tax assessment imposed by the TRA on imported services. These services were provided by non-resident entities during a period when KNCL was jointly owned by Barrick and Glencore. On January 21, 2021, the TRA issued an Agency Notice to KNCL’s bank, Citi Bank Tanzania Limited, leading to the transfer of the company’s total bank balance of TZS 823,400,321 as of January 31, 2021, to the TRA. KNCL is a non-operating entity whose retention mining license was revoked by the Government of Tanzania in 2018, ahead of the acquisition by Lifezone and carries a de-minimis amount of cash.

Subsequently, on April 22, 2021, the TRA lifted the Agency Notice until further notice, pending a hearing and final determination of the case. On July 30, 2024, the Court of Appeal ruled in favor of the TRA, dismissing KNCL’s appeal and confirming the tax assessment of TZS 8.43 billion as payable. Following this ruling, a provision of $3.44 million, equivalent to TZS 8.43 billion as at December 31, 2024, was made, covering the principal tax amount plus interest.

In March 2025, the TRA issued a demand notice for the withholding tax of TZS 8.43 billion, along with additional interest for late payment of TZS 12.36 billion (equivalent to interest of $4.71 million as at June 30, 2026). Please also refer to Note 26 for further details.

Over the last few months, Lifezone and its Tanzanian entities have been in active discussions with the Government of Tanzania to amend the existing Framework Agreement. As part of these discussions, the parties have agreed on a mechanism to resolve several outstanding matters with the TRA. Based on the advice received and the advanced stage of the Framework Agreement negotiations, management believes it is probable that Lifezone will not be required to pay the additional interest charges of $4.71 million (TZS 12.36 billion) in relation to the withholding tax assessment. As a result, no provision has been recognized in respect of the additional interest charges. However, as the amended Framework Agreement has not yet been signed or become effective, there remains a risk that the waiver or resolution mechanism may not be finalized on the terms currently anticipated. Should the Framework Agreement not be renegotiated or its terms differ materially from those currently discussed, Lifezone could be exposed to additional interest charges on the withholding tax liability.

Following the resolution of this matter Lifezone intends to place KNCL in voluntary liquidation. KNCL does not hold the SML and any liquidation has no impact on Lifezone's operations.

Provision for other taxes

On February 26, 2026, the TRA issued a tax assessment identifying unpaid taxes of TZS 0.57 billion (equivalent to $234,641) following an audit of TNCL of the 2024 tax year. Although TNCL has lodged objections to certain elements of the assessment, management has evaluated the findings and determined that it is probable that the assessed amount will be payable. Accordingly, a provision of $234,641 had been recognized, comprising the principal unpaid taxes of $234,641 together with accrued interest as at December 31, 2025. During the six months ended June 30, 2026, TNCL paid $115,920 to the TRA in cash and the balance of $118,721 is carried as a provision.